SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported): September 29, 2006

      CSAB Mortgage-Backed Trust 2006-2

(Issuing Entity)

         Credit Suisse First Boston Mortgage Securities Corp.

(Exact Name of Depositor as Specified in its Charter)

         DLJ Mortgage Capital, Inc.

(Exact Name of Sponsor as Specified in its Charter)

         Credit Suisse First Boston Mortgage Securities Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-135481	13-3320910
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11 Madison Avenue New York, New York	10010
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 325-2000

                                         No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

This Current Report on Form 8-K/A is being filed to amend and supplement the Current Report on Form 8-K originally dated September 29, 2006, in connection with the issuance of CSAB Mortgage-Backed Trust 2006-2, Mortgage Pass-Through Certificates, Series 2006-2, in order to correct certain errors contained in Exhibit 23.1 to such Form 8-K.

Item 9.01.

Financial Statements and Exhibits.

(99)

Not applicable.

(99)

Not applicable.

(99)

Exhibits:

23.1	Consent of PricewaterhouseCoopers

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

By: /s/ Kevin Steele

Name: Kevin Steele

Title: Director

Dated: September 28, 2006

EXHIBIT INDEX

Exhibit No.

Description

23.1	Consent of PricewaterhouseCoopers

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

_________

We consent to the incorporation by reference in the Prospectus Supplement to the Registration Statement (333-130884), on Form S-3 of Credit Suisse First Boston Mortgage Securities Corp., of our report dated March 24, 2006 relating to the consolidated financial statements of Financial Security Assurance Inc. and Subsidiaries as of December 31, 2005 and 2004 and for each of the three years in the period ended December 31, 2005, which appears as an exhibit to the current report on Form 10-K filed on March 29, 2006 by Financial Security Assurance Holdings Ltd.  For the year ended December 31, 2005.  We also consent to the reference to our Firm under the caption “Experts” in such Prospectus Supplement.

//s//  PricewaterhouseCoopers LLP

New York, New York

September 27, 2006

MCKEE NELSON LLP

One Battery Park Plaza, 34 Floor

New York, New York  10004

Telephone:  (917) 777-4200

Facsimile:  (917) 777-4299

September 29, 2006

BY MODEM

Securities and Exchange Commission

Judiciary Plaza

450 Fifth Street, N.W.

Washington, D.C. 20549

Re:

 CSAB Mortgage-Backed Trust 2006-2, Mortgage-Backed Pass-Through Certificates, Series 2006-2

Ladies and Gentlemen:

On behalf of CSAB Mortgage-Backed Trust 2006-2  (the “Company”), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company’s Current Report on Form 8-K/A, for filing of the Consent of PricewaterhouseCoopers in connection with the above-referenced transaction.

This Current Report on Form 8-K/A is being filed to amend and supplement the Current Report on Form 8-K originally dated September 28, 2006, in connection with the issuance of the Company’s  CSAB Mortgage-Backed Trust 2006-2, Mortgage-Backed Pass-Through Certificates, Series 2006-2, in order to correct certain errors contained in Exhibit 23.1 to such Form 8-K.

Very truly yours,

_/s/ Josh Birbach

Josh Birbach

Enclosure